UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2009

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 7, 2009, the Board of Directors of ThermoGenesis Corp. (the "Company") increased the number of board members on the Board of Directors to six (6), and appointed Mr. Craig Moore as a new member of the Board of Directors of the Company. Mr. Moore is expected to be appointed to one or more committees of the Board at future meetings, but currently serves on no committee.

Moore was Chairman and Chief Executive Officer of Everest Healthcare Service Corporation, a a provider of dialysis and contract services which was acquired by Fresenius Medical Care AG in 2001. Moore also spent 13 years with American Hospital Supply/Baxter Healthcare, where he held senior management positions in sales, marketing and business development.

Moore currently serves as a director of NxStage Medical, a publicly held company that is a leading manufacturer of innovative dialysis products. He has also served as a director of several other public and private healthcare companies, including Haemoscope, Bio Logic Systems Corp. and SNAP. He was a Lieutenant Commander in the U.S. Navy and holds a B.A. in Business from Adrian College.

Mr. Moore will receive an annual board retainer of $24,000 paid quarterly. Mr. Moore will also be awarded an option to purchase 25,000 shares of the Company’s common stock, which will vest in three equal installments on December 7, 2010, 2011 and 2012, and will receive $1,500 per board meeting attended.

Mr. Moore has not previously held any positions with the Company and there have been no related party transactions between Mr. Moore and the Company. Mr. Moore has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There are no other arrangements or understandings with Mr. Moore with respect to his appointment as a director.

For more information, see the Press Release attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated December 10, 2009, titled "ThermoGenesis Corp. Names Healthcare Industry Executive Craig Moore to Board of Directors"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

December 9, 2009	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: EVP, COO & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 10, 2009, titled "ThermoGenesis Corp. Names Healthcare Industry Executive Craig Moore to Board of Directors"